UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

As previously disclosed by Hyatt Hotels Corporation (“Hyatt”), on February 9, 2025, Hyatt entered into a Purchase Agreement (as amended, the “Purchase Agreement”) with Playa Hotels & Resorts N.V. (“Playa”), a Dutch public limited liability company (naamloze vennootschap) organized under the laws of the Netherlands, and HI Holdings Playa B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands and an indirect wholly owned subsidiary of Hyatt (“Buyer”), to purchase all of the issued and outstanding ordinary shares, par value €0.10 per share, of Playa (“Shares”) at a purchase price of $13.50 per Share payable in cash (the “Offer Consideration”), less applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 24, 2025 (as may be amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal (together with the Offer to Purchase and other related materials, as each may be amended or supplemented from time to time, the “Offer”).

The Offer, as extended, expired at 5:00 p.m., New York City time, on June 9, 2025 (the “Expiration Time”), at which time all conditions to the Offer were satisfied or waived. Computershare Trust Company, N.A. and Computershare Inc., the depositary for the Offer (the “Depositary”), advised Buyer that, as of the Expiration Time, 101,891,119 Shares (excluding Shares tendered pursuant to guaranteed delivery procedures), collectively representing approximately 82.8% of the issued and outstanding Shares, were validly tendered pursuant to the Offer and not properly withdrawn. The number of Shares tendered, together with the 12,143,621 Shares owned by Buyer as of June 9, 2025, represented approximately 92.7% of the outstanding Shares and satisfied the minimum tender condition for the Offer. On June 11, 2025, Buyer accepted for payment all such Shares validly tendered and not properly withdrawn pursuant to the Offer prior to the Expiration Time and promptly thereafter paid (by delivery of funds to the Depositary) (the “Closing”) for all Shares validly tendered and not properly withdrawn pursuant to the Offer as of the Expiration Time.

In addition, pursuant to the Purchase Agreement, upon the Closing, outstanding equity awards of Playa were treated as follows:

•	Each restricted share issued by Playa that remained subject to one or more vesting conditions (each a “Playa Restricted Share”) and each restricted stock unit issued by Playa that remained outstanding and subject to one or more vesting conditions (each, a “Playa RSU”) as of immediately prior to the Closing, in each case, that was held by any non-executive director of Playa and certain non-continuing service providers (collectively, “Terminating Awards”) became fully vested and was converted automatically into, and represented solely the right to receive, an amount in cash, without interest, equal to the product obtained by multiplying (i) the Offer Consideration by (ii) the total number of Shares subject to such Terminating Award as of immediately prior to the Closing. Each Terminating Award that was eligible to vest upon the achievement of one or more performance goals either (i) vested as though the greater of target performance or actual performance had been achieved as of the Closing or (ii) vested as though target performance had been achieved as of the Closing, in each case, as determined by and in accordance with the award agreement evidencing such Terminating Awards consistent with the relevant provisions in such award agreement applicable in contexts in which the Terminating Award is not assumed; except that notwithstanding the foregoing, all Terminating Awards granted in 2024 vested at the applicable maximum performance level.

•	Each award of Playa RSUs and each award of Playa Restricted Shares in each case, that remained outstanding as of immediately prior to the Closing and that was not a Terminating Award (collectively, “Continuing Awards”) was assumed by Hyatt and exchanged for a corresponding award of restricted stock units covering a number of shares of Hyatt Class A common stock (rounded up to the nearest whole number of shares) equal to the product obtained by multiplying (i) (A) for each time-based Continuing Award, the number of Shares subject to such Continuing Award as of immediately prior to the Closing or (B) for each performance-based Continuing Award, the number of Shares subject to such Continuing Award determined either (1) as though the greater of target performance or actual performance had been achieved as of the Closing, or (2) as though target performance had been achieved as of the Closing, in each case, as determined by and in accordance with the award agreement evidencing such Continuing Award consistent with the relevant provisions in such award agreement applicable in contexts in which the Continuing Award is not assumed (except that, notwithstanding the foregoing, the number of Shares subject to any such Continuing Awards granted in 2024 was determined by reference to the applicable maximum number of Shares available under such award) by (ii) the Exchange Ratio (as defined in the Purchase Agreement) (the “Assumed Awards”). These Assumed Awards will continue to be subject to the same vesting and other terms and conditions as were applicable to the corresponding Continuing Awards as of immediately prior to the Closing, except that if the holder of an Assumed Award is terminated without “cause” or terminates employment for “good reason,” either (i) within 12 months following the Closing for any such Assumed Award holder who is not part of a group of certain identified Playa employees or (ii) within 24 months following the Closing for any such Assumed Award holder who is a part of a group of certain identified Playa employees, in either case such holder’s Assumed Awards will, upon effectiveness of a general release and waiver of claims executed by the holder, immediately vest in full.

Following the Expiration Time, in accordance with the Purchase Agreement, Buyer commenced a subsequent offering period (the “Subsequent Offering Period”) in accordance with Rule 14d-11 promulgated under the Securities Exchange Act of 1934, as amended, on June 10, 2025. Shares validly tendered during the Subsequent Offering Period were immediately accepted and promptly paid for by Buyer pursuant to the terms of the Offer. The Subsequent Offering Period expired at 11:59 p.m., New York City time, on June 16, 2025. The Depositary has informed Buyer that, as of the expiration of the Subsequent Offering Period, 106,028,731 Shares, collectively representing approximately 86.2% of the issued and outstanding Shares, were validly tendered pursuant to the Offer or during the Subsequent Offering Period.

Pursuant to the Purchase Agreement and as part of the consummation of the Back-End Transaction (as defined in the Purchase Agreement), at 6:00 p.m., New York City time, on June 17, 2025, Playa will merge with and into Playa Hotels & Resorts Merger Sub B.V. (“New Merger Sub”), with Playa Hotels & Resorts New TopCo B.V. (“New TopCo”) allotting class A shares of New TopCo to Playa’s shareholders (other than Buyer) (“New TopCo A Shares”) and class B shares of New TopCo to Buyer in accordance with Sections 2:309 et seq. and 2:333a of the Dutch Civil Code as contemplated by and in accordance with the terms of the merger proposal and accompanying explanatory notes filed with the Dutch trade registry (the “Triangular Merger”). Prior to the consummation of the Triangular Merger, Playa, in its capacity as sole shareholder of New TopCo, will resolve to effectuate the cancellation of all outstanding New TopCo A Shares following the effective time of the Triangular Merger.

Tax information relevant to Playa shareholders that did not tender their Shares in the Offer or during the Subsequent Offering Period and who are subject to the Cancellation will be uploaded to Parent’s and/or Playa’s websites prior to the applicable statutory deadlines. This information is relevant to the filing of such shareholders’ tax returns and should be reviewed with their tax advisors.

The foregoing description of the Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement and Amendment No. 1 thereto, which are incorporated by reference herein from Exhibit 2.1 to the Current Reports on Form 8-K filed by Hyatt with the Securities and Exchange Commission (the “SEC”) on February 10, 2025 and May 16, 2025, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on April 11, 2025, Hyatt, as borrower, certain subsidiaries of the borrower from time to time party thereto as guarantors, the lenders party thereto, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as co-syndication agents, and BofA Securities, Inc., JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC, as joint book runners and lead arrangers, entered into a Credit Agreement (the “Credit Agreement”) that provided for a $1.7 billion delayed draw term loan facility (the “Delayed Draw Term Loan Facility”) that matures on the third anniversary of the date that the loans thereunder (the “DDTL Loans”) are funded.

On June 11, 2025, Hyatt borrowed $1.7 billion of DDTL Loans under the Delayed Draw Term Loan Facility to finance the acquisition of Playa, repay certain indebtedness of Playa and its subsidiaries in connection with such acquisition and to pay related fees and expenses. The DDTL Loans will bear interest, at Hyatt’s option, at base rate plus a range of 0.000% to 0.425% per annum, depending on Hyatt’s debt ratings, or term SOFR plus a range of 0.815% to 1.425% per annum, depending on Hyatt’s debt ratings.

The foregoing description of the Credit Agreement is only a summary and is qualified in its entirety by reference to the full text of the Credit Agreement, which is incorporated by reference herein from Exhibit 10.1 to the Current Report on Form 8-K filed by Hyatt with the SEC on April 14, 2025.

Item 7.01.	Regulation FD Disclosure.

On June 17, 2025, Hyatt issued a press release announcing the completion of the transactions contemplated by the Purchase Agreement. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished under Item 7.01 and Exhibit 99.1 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Hyatt under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
99.1	Hyatt Hotels Corporation Press Release, dated June 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This press release contains certain “forward-looking statements,” which statements are not historical facts, relating to Hyatt, Playa and the acquisition. These statements include, but are not limited to: statements about the proposed back-end transaction in connection with the acquisition; integration of the acquisition; future operations or benefits; future business and financial performance; and outcomes of the proposed acquisition. These statements involve known and unknown risks that are difficult to predict. Words such as “anticipate,” “believe,” “estimate,” “expect,” “seek,” “likely,” “forecast,” “estimate,” “continue,” “intend,” “may,” “could,” “plan,” “project,” “predict,” “should,” “would,” “will” and variations of these terms and similar expressions, or the negative of these terms or similar expressions, are intended to identify such forward-looking statements. Such forward-looking statements are necessarily based upon estimates and assumptions available to us as of the date the statements are made, which are inherently uncertain. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements due to various known and unknown risks and uncertainties. Factors that may cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: our ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom we or they do business; failure to successfully complete the proposed back-end transactions; legal proceedings that may be instituted related to the acquisition; significant and unexpected costs, charges or expenses related to the acquisition; risks associated with potential divestitures, including of Playa real estate or business; ability or failure to successfully integrate the acquisition with existing operations; ability to realize anticipated synergies or obtain the results anticipated; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the financial condition of, and our and Playa’s relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; our ability to successfully execute our strategy to expand our management and hotels services and franchising business while at the same time reducing Playa’s real estate asset base within targeted timeframes and at expected values; our and Playa’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of real estate assets; unforeseen terminations of management and hotels services or franchise agreements; risks associated with changing, or the introduction of new, brand concepts, including lack of acceptance of different or new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we and Playa operate; violations of regulations or laws related to our or Playa’s franchising businesses, licensing businesses or international operations; and other risks discussed in our filings with the SEC, including our most recently filed annual report on Form 10-K and subsequent quarterly reports filed on Form 10-Q, which filings are incorporated herein by reference and available from the SEC’s website at www.sec.gov, and in other documents that we may file with or furnish to the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements or otherwise, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hyatt Hotels Corporation

Date: June 17, 2025	By:	/s/ Joan Bottarini
Name: Joan Bottarini
Title: Executive Vice President, Chief Financial Officer